UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2021

DATASEA INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38767	45-2019013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20th Floor, Tower B, Guorui Plaza

1 Ronghua South Road, Technological Development Zone

Beijing, People’s Republic of China 100176

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +86 10-56145240

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DTSS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 14, 2021, Benjamin & Ko (“Benjamin”) was appointed as the new independent registered public accounting firm for Datasea Inc. (the “Company”). Prior to engaging Benjamin on September 14, 2021, the Company has not consulted Benjamin regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with Benjamin regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of Benjamin, on September 14, 2021, Prager Metis CPAs, LLC (“Prager”) was terminated as the independent registered public accounting firm for the Company. The decision to change audit firms from Prager to Benjamin was approved by the Audit Committee of the Company’s Board of Directors.

Since October 19, 2020, the date on which Prager was engaged and through September 14, 2021, there were no disagreements with Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Prager’s satisfaction, would have caused Prager to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements.

During the period from October 19, 2020 through September 14, 2021, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Prager with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Prager furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 hereto is a copy of Prager’s letter to the SEC, dated September 17, 2021.

Item 9.01	Financial Statements and Exhibits.

Exhibit No	Exhibit
16.1	Letter from Prager Metis CPAs, LLC, dated September 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2021

DATASEA INC.

By:	/s/ Zhixin Liu
Name:	Zhixin Liu
Title:	Chief Executive Officer

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